Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf U.S. Bond Index Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 26, 2005                                      /s/ Julian Sluyters
                                                     Julian Sluyters
                                                     Chief Executive Officer
                                                     U.S. Bond Index Portfolio,
                                                     a series of Scudder
                                                     Investment Portfolios

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of U.S. Bond Index Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 26, 2005                                      /s/ Paul Schubert
                                                     Paul Schubert
                                                    Chief Financial Officer
                                                     U.S. Bond Index Portfolio,
                                                     a series of Scudder
                                                     Investment Portfolios